UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2005

                         IMAGE INNOVATIONS HOLDINGS INC.
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        (Exact name of small Business Issuer as specified in its charter)

          NEVADA                   0-50119                   91-1898414
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(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)           File Number)             Identification No.)

        432 Park Avenue South, New York, New York                 10022
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         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (604) 929-6437
                                                   --------------

                                       N/A
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          (Former name or former address, if changes since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02.   Non-Reliance on Previously Issued Financial Statements or a
             Related Audit Report or Completed Interim Review.

On December 1, 2005, management of the Registrant, in consultation with Goldstein Golub Kessler LLP, the Registrant's independent registered accounting firm ("GGK"), determined that the audit report issued by Clyde Bailey, P.C. ("CBPC"), the Registrant's former independent auditor, in respect of the Registrant's consolidated financial statements for the fiscal year ended December 31, 2003 (the "2003 Report"), should no longer be relied upon. The Registrant, in consultation with GGK, is presently investigating whether a re-audit of the financial statements for the year ended December 31, 2003 is necessary or appropriate.

On November 22, 2005, the Public Company Accounting Oversight Board (the "PCAOB") released an Order Instituting Disciplinary Proceedings, Making Findings, and Imposing Sanctions In the Matter of Clyde Bailey, P.C. and Clyde
B. Bailey, CPA (the "Order"). Pursuant to the Order, in which the registration of CBPC with the PCAOB was revoked, the PCAOB determined that in connection with CBPC's fiscal year 2003 audit of the Registrant's financial statements (the "2003 Audit"), CBPC relied upon the work of another audit firm as a component of CBPC's audit procedures and the audit evidence obtained through procedures performed by such other firm constituted substantially all of the audit evidence obtained to support the 2003 Report. The Order stated that the level of planning, testing, supervision and review exercised by CBPC with regard to the other audit firm's work was not sufficient to enable CBPC to use the work of such other auditor in the same manner as if it had been performed by CBPC's own personnel. The Order further stated that consequently, CBPC had violated PCAOB standards in issuing the 2003 Report.

Item 8.01.   Other Events.

On December 5, 2005, in a matter unrelated to the Order, the Audit Committee concluded that an investigation concerning the consolidated financial statements of the Registrant for the fiscal year ended December 31, 2004 (the "2004 Financials") is necessary to confirm the Registrant's recorded revenue and receivables in respect of such period. The results of this investigation could have a material adverse effect on the 2004 Financials as well as the Registrant's financial condition. Consequently, the Audit Committee has determined that the 2004 Financials should be examined by a forensic auditing firm.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The press release announcing the matters disclosed herein is attached to this Current Report on Form 8-K as Exhibit 99.1.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          IMAGE INNOVATIONS HOLDINGS INC.
                                          (Registrant)


Date: December 5, 2005                    By:  /s/ Michael Preston
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                                                   Michael Preston
                                                   Chief Executive Officer